UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment #2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

eOn Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

185 Martinvale Lane San Jose, CA	95119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 408-694-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 1, 2009, eOn Communications Corporation (“eOn”) acquired Cortelco Systems Holding Corp. (“Cortelco”) for up to $11,000,000 in cash. Cortelco merged with a newly formed wholly-owned subsidiary of eOn and is now a wholly-owned subsidiary of eOn.

In exchange for all the outstanding shares of Cortelco stock, Cortelco shareholders received an initial aggregate payment of $500,000. All subsequent payments will be made to Cortelco stockholders quarterly in an amount based upon Cortelco’s quarterly earnings after closing, less $25,000 quarterly distributions made to eOn until eOn has received $500,000. Contingent primarily upon the level of Cortelco earnings after closing, all Cortelco stockholders are eligible to receive quarterly payments in cash until the full $11,000,000 consideration has been paid. David Lee, Chairman and CEO of eOn, is the Chairman and the controlling shareholder of Cortelco.

For additional information, refer to the amended and restated Merger Agreement among the Company, Cortelco, and a wholly-owned subsidiary of the Company, setting forth the terms and conditions of the acquisition, filed as an exhibit to the Company’s 8-K dated as of December 18, 2008.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements of Cortelco for the years ended December 31, 2008 and 2007 are included herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of January 31, 2009 and the unaudited pro forma condensed consolidated statements of operations for the six months ended January 31, 2009 and the year ended July 31, 2008 which give effect to the consummation of the acquisition of Cortelco are included herein.

Exhibits:

Exhibit Number	Description of Exhibit
23.1	Consent of Independent Audit Firm

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Cortelco Systems Holding Corporation

Corinth, Mississippi

We have audited the accompanying consolidated balance sheet of Cortelco Systems Holding Corporation and subsidiaries as of December 31, 2008, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Cortelco Systems Holding Corporation and subsidiaries as of December 31, 2008, and the consolidated results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Tupelo, Mississippi

May 7, 2009

/s/ Nail McKinney Professional Association

CONSOLIDATED BALANCE SHEET

CORTELCO SYSTEMS HOLDING CORPORATION

December 31, 2008

ASSETS
CURRENT ASSETS
Cash	$501,298
Accounts receivable, net of allowance for doubtful accounts of $ 31,655 (Notes 4, 9 and 10)	1,863,896
Inventories (Notes 4 and 9)	3,352,161
Prepaid expenses	244,913
Deferred income taxes (Note 6)	294,090

Total current assets	6,256,358

PROPERTY AND EQUIPMENT (Notes 3 and 4)	181,444

MARKETABLE SECURITIES (Note 2)	148,501

DEFERRED INCOME TAXES (Note 6)	57,581

$6,643,884

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable (Note 9)	$577,893
Accrued expenses (Note 5)	573,975
Income taxes payable	102,683

Total current liabilities	1,254,551

STOCKHOLDERS’ EQUITY
Common stock, $ .001 par value; 40,000,000 shares authorized, 28,462,884 shares issued	28,463
Additional paid-in capital	17,916
Retained earnings	5,351,598
Accumulated other comprehensive loss	(8,644)

5,389,333

$6,643,884

The notes to consolidated financial statements are an integral part of this statement.

CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

CORTELCO SYSTEMS HOLDING CORPORATION

Year ended December 31, 2008

Net sales (Notes 9 and 10)	$14,798,372

Other operating revenue (Note 9)	879,407

Total net revenue	15,677,779

Cost of revenues (Note 9)	10,722,235

Gross profit	4,955,544

Selling, general and administrative expenses	3,352,346

Operating income	1,603,198

Other income	6,672

Interest expense	(2,249)

Net income before taxes	1,607,621

Provision for income taxes (Note 6)	634,577

Net income	973,044

Unrealized losses on marketable securities, net of income taxes of $ 78,498	(151,020)

Comprehensive income	$822,024

The notes to consolidated financial statements are an integral part of this statement.

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

CORTELCO SYSTEMS HOLDING CORPORATION

Year ended December 31, 2008

	COMMON STOCK	ADDITIONAL PAID-IN CAPITAL	RETAINED EARNINGS	ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance, January 1, 2008	$28,463	$17,916	$4,876,654	$137,599

Net income	—	—	973,044	—

Dividends	—	—	(498,100)	—

Unrealized losses on marketable securities, net of tax benefit of $ 78,498	—	—	—	(151,020)

Reclassification adjustment for losses included in net income, net of tax benefit of $ 2,842	—	—	—	4,777

Balance, December 31, 2008	$28,463	$17,916	$5,351,598	$(8,644)

The notes to consolidated financial statements are an integral part of this statement.

CONSOLIDATED STATEMENT OF CASH FLOWS

CORTELCO SYSTEMS HOLDING CORPORATION

Year ended December 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$973,044
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	73,795
Loss on sale of marketable securities	7,619
Change in assets and liabilities:
Accounts receivable	152,512
Refundable income taxes	69,104
Inventories	(151,792)
Prepaid expenses	(160,381)
Accounts payable	(193,307)
Accrued expenses	(23,320)
Deferred income taxes	(18,997)
Income taxes payable	102,683

Net cash provided by operating activities	830,960

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of marketable securities	13,261
Purchase of marketable securities	(13,261)
Purchase of property and equipment	(38,505)

Net cash used in investing activities	(38,505)

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends paid	(498,100)
Net repayments under line of credit	(98,493)

Net cash used in financing activities	(596,593)

Net increase in cash	195,862

Cash, beginning of year	305,436

Cash, end of year	$501,298

The notes to consolidated financial statements are an integral part of this statement.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CORTELCO SYSTEMS HOLDING CORPORATION

December 31, 2008

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies that have been followed by the Company in preparing the accompanying consolidated financial statements are summarized below:

Principles of Consolidation

The consolidated financial statements include the Company and its wholly owned subsidiaries, Cortelco, Inc., and Cortelco Puerto Rico, Inc. All material intercompany accounts and transactions have been eliminated in consolidation.

Related Parties

The Company (CSHC) is also affiliated with the following entities through common stockholder ownership:

CIDCO Communications Corporation (CIDCO)

Cortelco Systems Puerto Rico, Inc. (CSPR)

eOn Communication Corp. (eOn)

Spark Technology Corporation, Inc. (Spark)

On April 1, 2009, eOn completed its acquisition of CSHC. CSHC was merged with a newly formed wholly-owned subsidiary of eOn, and is now a wholly-owned subsidiary of eOn.

Business Environment

The Company develops and distributes home and business telephones and telephone systems. The Company’s products are primarily sold to major distributors operating primarily in the United States and Canada.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates and assumptions are required as part of determining inventory valuation, establishing warranty and self-insured group medical reserves and establishing the allowance for doubtful accounts.

Cash Deposits in Excess of Federally Insured Limits

The Company has $ 222,095 of cash deposits in banks in excess of federally insured limits at December 31, 2008.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES - (Continued)

Investments

Marketable securities are classified as available for sale and are reported at market value. Unrealized holdings gains and losses are excluded from net income and are reported in other comprehensive income.

Accounts Receivable

The Company reports trade receivables at net realizable value. Management determines the allowance for doubtful accounts based on historical losses and current economic conditions. On a continuing basis, management analyzes delinquent receivables and, once these receivables are determined to be uncollectible, they are written off through a charge against an existing allowance account or against earnings.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out method.

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated using the straight-line method for financial reporting and statutory methods for tax reporting purposes. Depreciable lives are generally five to seven years.

Product Warranties

The Company provides the customer with a warranty from the date of purchase. Estimated warranty obligations are recorded based on actual claims experience.

Income Taxes

The Company provides for deferred income taxes resulting from temporary differences between financial and taxable income. The Company has elected to defer the implementation of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes. Accordingly, the Company evaluates the effect of uncertainties related to income taxes under the provisions of FASB Statement No. 5, Accounting for Contingencies.

Shipping and Handling Costs

Shipping and handling costs are included in costs of revenues in the statement of income and comprehensive income.

Advertising Costs

Advertising costs are expensed as incurred and totaled $ 5,963 during the year ended December 31, 2008.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

NOTE 2. MARKETABLE SECURITIES

Marketable securities consists of investments in publicly traded equity securities. The market value and gross unrealized gains and losses at December 31, 2008 are as follows:

	eOn	CSPR	OTHER	TOTAL
Cost	$51,645	$96,000	$13,261	$160,906
Gross unrealized holding gains	—	42,046	—	42,046
Gross unrealized holding losses	(49,503)	—	(4,948)	(54,451)

Fair value	$2,142	$138,046	$8,313	$148,501

Proceeds from sales of investments was $ 13,261 for the year ended December 31, 2008. Realized gain and losses totaled $ -0- and $ 7,619, respectively for 2008. The cost of investments is based on the specific identification method.

Information pertaining to securities with gross unrealized losses at December 31, 2008, aggregated by length of time that individual securities have been in a continuous loss position follows:

LESS THAN TWELVE MONTHS		OVER TWELVE MONTHS
GROSS UNREALIZED LOSSES	FAIR VALUE	GROSS UNREALIZED LOSSES	FAIR VALUE
$4,948	$8,313	$49,503	$2,142

Management evaluates securities for other-than-temporary impairment at least on an annual basis. Consideration is given to (1) length of time and the extent to which the fair value has been less than cost (2) the volatility of the market price and (3) the intent and ability of the Company to hold these securities for a period of time sufficient for a recovery of costs.

Effective January 1, 2008, the Company adopted SFAS No. 157, “Fair Value Measurements” (“SFAS 157”) which provides a framework for measuring and disclosing fair value under generally accepted accounting principles. SFAS 157 requires disclosures about the fair value of assets and liabilities recognized in the balance sheet in periods subsequent to initial recognition, whether the measurements are made on a recurring basis (for example, available-for-sale investment securities) or on a nonrecurring basis.

“Fair value” is defined by SFAS No. 157 as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The hierarchy is broken down into the following three levels, based on the reliability of inputs:

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

NOTE 2. MARKETABLE SECURITIES (Continued)

Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs for the asset or liability that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Assets and liabilities measured at fair value on a recurring basis are as follows as of December 31, 2008:

	QUOTED MARKET PRICE IN ACTIVE MARKETS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Marketable securities	$148,501	$—	$—

The Company has no liabilities carried at fair value or measured at fair value on a nonrecurring basis.

FASB Staff Position No. FAS 157-2 delays the implementation of SFAS 157 until the first quarter of 2009 with respect to goodwill, other intangible assets, and other non-financial assets measured at fair value on a nonrecurring basis.

NOTE 3. PROPERTY AND EQUIPMENT

Major classes of property and equipment and accumulated depreciation at December 31, 2008 are as follows:

Leasehold improvements	$314,979
Furniture and fixtures	40,958
Machinery and equipment	1,109,883
Vehicles	34,045
Computer equipment	729,217

2,229,082
Less: Accumulated depreciation	2,047,638

$181,444

NOTE 4. NOTES PAYABLE

Notes payable consisted of borrowings under the Company’s credit agreement with a bank. The agreement provides for borrowings based on an asset formula involving accounts receivable and inventories up to a maximum of $ 5,000,000. The note is secured by substantially all of the Company’s assets. The interest rate is floating based on the bank’s prime rate. The agreement provides covenants which require maintaining certain financial ratios. The agreement expires June 29, 2009.

Cash outlays for interest expense amounted to $ 2,329 in 2008.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

NOTE 5. ACCRUED EXPENSES

Accrued expenses are as follows:

Employee compensation	$171,636
Commissions	8,553
Vacation	55,600
Group insurance	51,000
Product warranty	120,402
Customer volume rebates	92,036
Other	74,748

$573,975

The activity in the product warranty liability is as follows:

Balance, beginning	$150,402
Claims paid	(107,513)

Provision	77,513

Balance, ending	$120,402

NOTE 6. INCOME TAXES

The provision for income taxes consists of the following:

Current	628,506

Deferred	6,071

$634,577

Significant components of the Company’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Allowance for doubtful accounts	$11,807
Inventories	208,347
Unrealized securities losses	3,762
Merger related expenses	81,618
Accrued product warranty costs	44,910
Other accrued expenses	29,026

379,470

Deferred tax liabilities:
Depreciation	(27,799)

Net deferred tax asset	$351,671

Cash outlays for income taxes amounted to $ 481,787 in 2008.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

NOTE 7. RETIREMENT PLAN

The Company has a deferred-salary arrangement under Internal Revenue Code Section 401(k). The Plan covers substantially all employees. The Company provides for a matching contribution and is allowed to make additional contributions at the discretion of the Board of Directors. The Company’s matching contribution totaled $ 69,149 in 2008.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Company leases warehouse and office facilities under obligations accounted for as operating leases. Rental expense under operating leases was $ 151,728 in 2008 and was composed entirely of minimum rentals.

Future minimum lease payments required under all noncancellable leases are as follows:

2009	$150,304
2010	147,898
2011	368

Total minimum payments required	$298,570

NOTE 9. RELATED PARTY TRANSACTIONS AND BALANCES

The Company performs repair and refurbishment work on behalf of affiliated companies. The Company charges these affiliates based on a cost plus basis or predetermined amounts. Additionally, the Company performs accounting, finance and administrative services on behalf of CIDCO. The affiliate is charged based on management’s estimate of effort expended and cost incurred.

Related party transactions during 2008 and related party balances at December 31, 2008 are summarized below:

Revenue from repair work and other services:
CIDCO	$3,950
CSPR	$—
eOn	$866,358
Spark	$7,106
Sales to:
CIDCO	$—
CSPR	$29,180
eOn	$177,305
Spark	$—
Inventory purchases from:
CIDCO	$—
eOn	$412
Accounts receivable from:
CSPR	$1,839
eOn	$67,403
Spark	$—
Accounts payable to:
None to related entries at December 31, 2008

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

NOTE 9. RELATED PARTY TRANSACTIONS AND BALANCES - (Continued)

The Company has a Consulting Services Agreement with its majority shareholder. During 2008, no payments were made under this agreement. No amounts due to this individual are included in accounts payable and accrued expenses at December 31, 2008.

NOTE 10. MAJOR CUSTOMERS

Sales to the Company’s three major customers comprised approximately 38%, 11% and 10% of net sales in 2008. The customers’ accounts receivable balances totaled $ 425,954, $ 447,123 and $ 364,996 at December 31, 2008.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Cortelco Systems Holding Corporation

Corinth, Mississippi

We have audited the accompanying consolidated balance sheet of Cortelco Systems Holding Corporation as of December 31, 2007, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Because of the inadequacy of the accounting records prior to 2007, we were unable to form an opinion regarding the cost of marketable securities distributed to shareholders in 2007. The cost of these marketable securities is shown as $ 1,399,896 in the consolidated statement of stockholders’ equity and related disclosures.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had prior year records concerning certain marketable securities been adequate, the consolidated financial statements referred to in the first paragraph present fairly, in all material respects, the consolidated financial position of Cortelco Systems Holding Corporation as of December 31, 2007, and the consolidated results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Tupelo, Mississippi

May 9, 2008

/s/ Nail McKinney Professional Association

CONSOLIDATED BALANCE SHEET

CORTELCO SYSTEMS HOLDING CORPORATION

December 31, 2007

ASSETS
CURRENT ASSETS
Cash	$305,436
Accounts receivable, net of allowance for doubtful accounts of $ 77,538 (Notes 4, 9 and 10)	2,016,408
Refundable income taxes	69,104
Inventories (Notes 4 and 9)	3,200,369
Prepaid expenses	84,532
Deferred income taxes (Note 6)	288,865

Total current assets	5,964,714

PROPERTY AND EQUIPMENT (Notes 3 and 4)	216,734

MARKETABLE SECURITIES (Note 2)	378,019

$6,559,467

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Notes payable (Note 4)	$98,493
Accounts payable (Note 9)	771,200
Accrued expenses (Note 5)	597,295

Total current liabilities	1,466,988

DEFERRED INCOME TAXES (Note 6)	31,847

STOCKHOLDERS’ EQUITY
Common stock, $ .001 par value; 40,000,000 shares authorized, 28,462,884 shares issued	28,463
Additional paid-in capital	17,916
Retained earnings	4,876,654
Accumulated other comprehensive income	137,599

5,060,632

$6,559,467

The notes to consolidated financial statements are an integral part of this statement.

CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

CORTELCO SYSTEMS HOLDING CORPORATION

Year ended December 31, 2007

Net sales (Notes 9 and 10)	$15,823,285

Other operating revenue (Note 9)	783,033

Total net revenue	16,606,318

Cost of revenues (Note 9)	11,428,550

Gross profit	5,177,768

Selling, general and administrative expenses	4,441,732

Operating income	736,036

Other income	18,444

Interest expense	(60,978)

Net income before taxes	693,502

Provision for income taxes (Note 6)	269,260

Net income	424,242

Unrealized gains on marketable securities, net of income taxes of $ 27,403	53,510

Comprehensive income	$477,752

The notes to consolidated financial statements are an integral part of this statement.

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

CORTELCO SYSTEMS HOLDING CORPORATION

Year ended December 31, 2007

	COMMON STOCK	ADDITIONAL PAID-IN CAPITAL	RETAINED EARNINGS	ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, January 1, 2007	$28,463	$17,916	$5,852,308	$(176,776)

Net income	—	—	424,242	—

Dividends	—	—	(1,399,896)	260,865

Unrealized gains on marketable securities	—	—	—	53,510

Balance, December 31, 2007	$28,463	$17,916	$4,876,654	$137,599

The notes to consolidated financial statements are an integral part of this statement.

CONSOLIDATED STATEMENT OF CASH FLOWS

CORTELCO SYSTEMS HOLDING CORPORATION

Year ended December 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$424,242
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	75,704
Change in assets and liabilities:
Accounts receivable	731,167
Refundable income taxes	(69,104)
Inventories	577,647
Prepaid expenses	113,674
Accounts payable	(80,431)
Accrued expenses	(78,003)
Deferred income taxes	(92,734)
Income taxes payable	(111,954)

Net cash provided by operating activities	1,490,208

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of marketable securities	(5,881)
Purchase of property and equipment	(76,975)

Net cash used in investing activities	(82,856)

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends paid	(802,298)
Net repayments under line of credit	(754,290)

Net cash used in financing activities	(1,556,588)

Net decrease in cash	(149,236)

Cash, beginning of year	454,672

Cash, end of year	$305,436

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Cost of dividends distributed to shareholders, fair value of $ 580,740	$1,399,896

The notes to consolidated financial statements are an integral part of this statement.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CORTELCO SYSTEMS HOLDING CORPORATION

December 31, 2007

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies that have been followed by the Company in preparing the accompanying consolidated financial statements are summarized below:

Principles of Consolidation

The consolidated financial statements include the Company and its wholly owned subsidiaries, Cortelco, Inc., and Cortelco Puerto Rico, Inc. All material intercompany accounts and transactions have been eliminated in consolidation.

Related Parties

The Company is also affiliated with the following entities through common stockholder ownership:

CIDCO Communications Corporation (CIDCO)

Cortelco Systems Puerto Rico, Inc. (CSPR)

eOn Communication Corp. (eOn)

Spark Technology Corporation, Inc. (Spark)

During 2007, eOn executed a definitive Agreement and Plan of Merger to acquire the Company for stock and cash. The Board of Directors of both eOn and the Company have approved the merger. The proposed merger provides that the Company would merge into a newly formed wholly-owned subsidiary of eOn.

Business Environment

The Company develops and distributes home and business telephones and telephone systems. The Company’s products are primarily sold to major distributors operating primarily in the United States and Canada.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates and assumptions are required as part of determining inventory valuation, establishing warranty and self-insured group medical reserves and establishing the allowance for doubtful accounts.

Cash Deposits in Excess of Federally Insured Limits

The Company has $ 177,422 of cash deposits in banks in excess of federally insured limits at December 31, 2007.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES - (Continued)

Investments

Marketable securities are classified as available for sale and are reported at market value. Unrealized holdings gains and losses are excluded from net income and are reported in other comprehensive income.

Accounts Receivable

The Company reports trade receivables at net realizable value. Management determines the allowance for doubtful accounts based on historical losses and current economic conditions. On a continuing basis, management analyzes delinquent receivables and, once these receivables are determined to be uncollectible, they are written off through a charge against an existing allowance account or against earnings.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out method.

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated using the straight-line method for financial reporting and statutory methods for tax reporting purposes. Depreciable lives are generally five to seven years.

Product Warranties

The Company provides the customer with a warranty from the date of purchase. Estimated warranty obligations are recorded based on actual claims experience.

Income Taxes

The Company provides for deferred income taxes resulting from temporary differences between financial and taxable income.

Shipping and Handling Costs

Shipping and handling costs are included in costs of revenues in the statement of income and comprehensive income.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

NOTE 2. MARKETABLE SECURITIES

Marketable securities consists of investments in publicly traded equity securities. The market value and gross unrealized gains and losses at December 31, 2007 are as follows:

	eOn	CSPR	OTHER	TOTAL
Cost	$51,645	$96,000	$20,881	$168,526
Gross unrealized holding gains	—	252,000	—	252,000
Gross unrealized holding losses	(40,723)	—	(1,784)	(42,507)

Market value	$10,922	$348,000	$19,097	$378,019

During 2007, shares of eOn with a cost of $ 1,399,896 and market value of $ 580,740 were distributed to the Company’s shareholders.

NOTE 3. PROPERTY AND EQUIPMENT

Major classes of property and equipment and accumulated depreciation at December 31, 2007 are as follows:

Leasehold improvements	$314,979
Furniture and fixtures	40,958
Machinery and equipment	1,075,066
Vehicles	34,045
Computer equipment	725,529

2,190,577
Less: Accumulated depreciation	1,973,843

$216,734

NOTE 4. NOTES PAYABLE

Notes payable consisted of borrowings under the Company’s credit agreement with a bank. The agreement provides for borrowings based on an asset formula involving accounts receivable and inventories up to a maximum of $ 5,000,000. The note is secured by substantially all of the Company’s assets. The interest rate is floating based on the bank’s prime rate. The agreement provides covenants which require maintaining certain financial ratios. The agreement expires June 29, 2008.

Cash outlays for interest expense amounted to $ 60,897 in 2007.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

NOTE 5. ACCRUED EXPENSES

Accrued expenses are as follows:

Employee compensation	$47,737
Commissions	9,236
Vacation	37,000
Group insurance	51,000
Product warranty	150,402
Customer volume rebates	84,210
Legal fees	109,775
Other	107,935

$597,295

The activity in the product warranty liability is as follows:

Balance, beginning	$150,402
Claims paid	(75,086)
Provision	75,086

Balance, ending	$150,402

NOTE 6. INCOME TAXES

The provision for income taxes consists of the following:

Current	$361,994
Deferred	(92,734)

$269,260

Significant components of the Company’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Allowance for doubtful accounts	$28,922
Inventories	180,614
Merger related expenses	62,668
Accrued product warranty costs	56,100
Other accrued expenses	23,229

351,533

Deferred tax liabilities:
Unrealized securities gains	(71,894)
Depreciation	(22,621)

(94,515)

Net deferred tax asset	$257,018

Cash outlays for income taxes amounted to $ 360,461 in 2007.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

NOTE 7. RETIREMENT PLAN

The Company has a deferred-salary arrangement under Internal Revenue Code Section 401(k). The Plan covers substantially all employees. The Company provides for a matching contribution and is allowed to make additional contributions at the discretion of the Board of Directors. The Company’s matching contribution totaled $ 80,393 in 2007.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Company leases warehouse and office facilities under obligations accounted for as operating leases. Rental expense under operating leases was $ 155,619 in 2007 and was composed entirely of minimum rentals.

Future minimum lease payments required under all noncancellable leases are as follows:

2008	$149,668
2009	149,568
2010	147,162

Total minimum payments required	$446,398

NOTE 9. RELATED PARTY TRANSACTIONS AND BALANCES

The Company performs repair and refurbishment work on behalf of affiliated companies. The Company charges these affiliates based on a cost plus basis or predetermined amounts. Additionally, the Company performs accounting, finance and administrative services on behalf of CIDCO. The affiliate is charged based on management’s estimate of effort expended and cost incurred.

Related party transactions during 2007 and related party balances at December 31, 2007 are summarized below:

Revenue from repair work and other services:
CIDCO	$61,380
CSPR	$—
eOn	$903,296
Spark	$26,273
Sales to:
CIDCO	$—
CSPR	$36,383
eOn	$975,657
Spark	$814
Inventory purchases from:
CIDCO	$—
eOn	$10,395
Accounts receivable from:
CSPR	$10,444
eOn	$39,438
Spark	$1,412
Accounts payable to:
None to related entries at December 31, 2007

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)

NOTE 9. RELATED PARTY TRANSACTIONS AND BALANCES - (Continued)

The Company has a Consulting Services Agreement with its majority shareholder. During 2007, the Company paid $ 370,000 under this agreement. No amounts due to this individual are included in accounts payable and accrued expenses at December 31, 2007.

NOTE 10. MAJOR CUSTOMERS

Sales to the Company’s two major customers comprised approximately 38% and 11% of net sales in 2007. The customers’ accounts receivable balances totaled $ 526,177 and $ 317,687 at December 31, 2007.

ITEM 9.01(b)

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of Cortelco Systems Holding Corp. (“Cortelco”) by eOn Communications Corporation (“eOn”). The acquisition was completed on April 1, 2009 pursuant to a Merger Agreement dated December 12, 2008. The agreement provides for an initial aggregate payment of $500,000 to Cortelco stockholders. All subsequent payments will be made to Cortelco stockholders quarterly in an amount based upon Cortelco’s quarterly earnings after closing, less $25,000 quarterly distributions made to eOn until eOn has received $500,000. eOn executed a note payable to Cortelco’s former stockholders for $10,500,000. The note is non-interest bearing and is contingent primarily upon the level of Cortelco earnings after closing and all Cortelco stockholders are eligible to receive quarterly payments thereunder in cash until the full consideration has been paid. The fair value of the note payable obligation assumed on the April 1, 2009 acquisition date was estimated using a discounted cash flow method, and resulted in a total purchase price of $4,930,000. The transaction is described in more detail in our filing on Form 8-K dated December 18, 2008.

The acquisition has been accounted for using the purchase method of accounting, as required by Statement of Financial Accounting Standards No. 141, “Business Combinations”. Under this method of accounting, the assets acquired and liabilities assumed in the Cortelco acquisition were recorded at estimated fair values as determined by eOn’s management based upon information currently available and on certain assumptions that the Company believes to be reasonable.

The unaudited pro forma condensed consolidated financial statements are based on and should be read in conjunction with the historical financial statements and the accompanying notes of eOn in eOn’s Form 10-KSB filed on October 30, 2008 and eOn’s Form 10-Q filed on March 13, 2009, and the historical financial statements and the accompanying notes of Cortelco, which are included elsewhere in this filing.

The accompanying pro forma condensed consolidated balance sheet as of January 31, 2009 gives effect to the acquisition as if it had been consummated on that date. The accompanying pro forma condensed consolidated statements of operations for the six months ended January 31, 2009, and the year ended July 31, 2008 give effect to the acquisition as if it had been consummated at the beginning of the periods presented.

This information is not necessarily indicative of the operational results or of the financial position that would have occurred if the acquisition had been consummated on the dates indicated, nor is it necessarily indicative of future operating results or financial position of the combined enterprise. The unaudited pro forma condensed consolidated financial statements do not reflect any adjustments to conform to accounting practices or to reflect any cost savings or other synergies anticipated as a result of the acquisition.

eOn Communications Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet

January 31, 2009

(Dollars in thousands)

	Historical
	eOn Communications Corporation	Cortelco Systems Holding Corp.	Pro Forma Adjustments	Note	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$1,383	$550	$(500)	1	$1,433
Marketable securities	1,000	—	—		1,000
Trade accounts receivable	703	1,555	—		2,258
Trade accounts receivable - related party	7	122	(122)	2	7
Inventories	2,143	3,464	—		5,607
Deferred income taxes	—	294	(82)	1	212
Prepaid and other current assets	109	241			350

Total current assets	5,345	6,226	(704)		10,867

Property and equipment, net	126	185	(185)		126
Intangibles, net	209	—	—		209
Investments	1,086	11	(1)	3	1,096
Deferred income taxes	—	58			58
Non-current assets	131	138	(109)	1	160

Total assets	$6,897	$6,618	$(999)		$12,516

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Trade accounts payable	$100	$657	$—		$757
Trade accounts payable - related party	122	—	(122)	2	—
Notes payable	138	—	—		138
Accrued expenses and other	954	576	(281)	4	1,249

Total current liabilities	1,314	1,233	(403)		2,144

Long-term liabilities:
Note payable	—	—	4,430	1	4,430

Total long-term liabilities	—	—	4,430		4,430

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value, (10,000,000 shares authorized, no shares issued and outstanding)	—	—	—		—
Common stock, $0.005 par value (10,000,000 shares authorized, 2,870,888 shares issued)	14	28	(28)	1	14
Additional paid-in capital	55,994	18	(18)	1	55,994
Treasury stock, at cost (139,580 shares)	(1,502)	—	(1)	3	(1,503)
Accumulated deficit	(49,027)	5,347	(4,987)	1,4	(48,667)
Accumulated other comprehensive income	104	(8)	8	1	104

Total stockholders’ equity	5,583	5,385	(5,026)		5,942

Total liabilities and stockholders’ equity	$6,897	$6,618	$(999)		$12,516

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

eOn Communications Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended January 31, 2009

(Amounts in thousands, except per share data)

	Historical
	eOn Communications Corporation	Cortelco Systems Holding Corp.	Pro Forma Adjustments	Note	Pro Forma
REVENUE
Third party revenue	$3,091	$6,746	$—		$9,837
Related party revenue	—	538	(538)	5	—

Net revenue	3,091	7,284	(538)		9,837

COST OF REVENUE
Third party cost of revenue	1,516	4,511	(87)	5	5,940
Related party cost of revenue	—	436	(431)	5	5

Cost of revenue	1,516	4,947	(518)		5,945

Gross profit	1,575	2,337	(20)		3,892

OPERATING EXPENSE
Selling, general and administrative	1,455	1,505	(20)	5	2,940
Research and development	582	—	—		582
Other expense, net	61	81	—		142

Total operating expense	2,098	1,586	(20)		3,664

(Loss) income from operations	(523)	751	—		228

Other income (expense), including interest	13	(3)	—		10

(Loss) income before income taxes	(510)	748	—		238

Income tax expense	—	(281)	281	4	—

Net (loss) income	$(510)	$467	$281		$238

Weighted average shares outstanding
Basic	2,735				2,735

Diluted	2,735				2,735

Basic (loss) income per share:	$(0.19)				$0.09

Diluted (loss) income per share:	$(0.19)				$0.09

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

eOn Communications Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended July 31, 2008

(Amounts in thousands, except per share data)

	Historical
	eOn Communications Corporation	Cortelco Systems Holding Corp.	Pro Forma Adjustments	Note	Pro Forma
REVENUE
Third party revenue	$6,646	$15,173	$—		$21,819
Related party revenue	348	1,022	(978)	5	392

Net revenue	6,994	16,195	(978)		22,211

COST OF REVENUE
Third party cost of revenue	2,832	10,374	(39)	5	13,167
Related party cost of revenue	323	827	(777)	5	373

Cost of revenue	3,155	11,201	(816)		13,540

Gross profit	3,839	4,994	(162)		8,671

OPERATING EXPENSE
Selling, general and administrative	3,893	3,564	(162)	5	7,295
Research and development	2,641	—	—		2,641
Other expense, net	283	634	—		917

Total operating expense	6,817	4,198	(162)		10,853

(Loss) income from continuing operations	(2,978)	796	—		(2,182)

Other income (expense)	117	(53)	—		64

(Loss) income from continuing operations before income taxes	(2,861)	743	—		(2,118)

Income tax expense	—	(320)	320	4	—

(Loss) income from continuing operations after income taxes	(2,861)	423	320		(2,118)

DISCONTINUED OPERATIONS
Loss from discontinued operations	(604)	—	—		(604)
Gain on disposal of discontinued operations, net of tax of $0	13	—	—		13

Loss from discontinued operations	(591)	—	—		(591)

Net (loss) income	$(3,452)	$423	$320		$(2,709)

Weighted average shares outstanding
Basic and diluted	2,725				2,725

Basic and diluted loss per share:
From continuing operations	$(1.05)				$(0.78)
From discontinued operations, net of tax	(0.22)				$(0.22)

Basic and diluted loss per share	$(1.27)				$(1.00)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

eOn Communications Corporation

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1. Basis of Pro Forma Presentation

The unaudited pro forma condensed consolidated financial statements give effect to the acquisition of Cortelco Systems Holding Corporation (“Cortelco”) by eOn Communications Corporation (the “Company” or “eOn”) using the purchase method of accounting.

Cortelco, a Delaware holding company, wholly-owns Cortelco, Inc., a Delaware corporation and Cortelco Puerto Rico, Incorporated, a Puerto Rico corporation. Cortelco, formerly part of ITT Telecommunications, designs and sells telephones in the U.S., Latin America and other international markets.

On April 1, 2009, eOn Communications Corporation completed the acquisition of Cortelco. Cortelco merged with a newly formed wholly-owned subsidiary of eOn, and is now a wholly-owned subsidiary of eOn. In exchange for all the outstanding shares of Cortelco stock, Cortelco stockholders received an initial aggregate payment of $500,000. All subsequent payments will be made to Cortelco stockholders quarterly in an amount based upon Cortelco’s quarterly earnings after closing, less $25,000 quarterly distributions made to eOn until eOn has received $500,000. eOn executed a note payable to Cortelco’s former stockholders for $10,500,000. The note is non-interest bearing and is contingent primarily upon the level of Cortelco earnings after closing, and all Cortelco stockholders are eligible to receive quarterly payments thereunder in cash until the full consideration has been paid. The fair value of the note payable obligation assumed on the April 1, 2009 acquisition date was estimated using a discounted cash flow method, and resulted in a total purchase price of $4,930,000. David Lee, Chairman and CEO of eOn, is the Chairman and the controlling shareholder of Cortelco.

2. Pro Forma Adjustments

(1)	To record the fair value of the note payable for the purchase of Cortelco, the allocation of the purchase price, and to eliminate the stockholders’ equity of Cortelco. A preliminary allocation of the purchase price was made. The actual allocation of the purchase price and the resulting effect on income (loss) from operations may differ from the pro forma amounts included herein. The pro forma adjustments represent the Company’s preliminary determination of the purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the unaudited pro forma condensed consolidated statements of operations are subject to change, and the final amounts may differ substantially.

(2)	This entry is recorded to eliminate Cortelco’s accounts receivable from eOn and the corresponding eOn accounts payable to Cortelco.

(3)	This entry is recorded to reclassify eOn common stock held by Cortelco to treasury stock.

(4)	This entry is recorded to reduce income tax expense to $0 based on the pretax losses of eOn utilized to offset Cortelco income. If eOn reports consolidated net operating income, eOn’s net operating loss carryforwards will be used to offset the consolidated taxable income resulting in $0 taxes due.

(5)	This entry is recorded to eliminate Cortelco’s revenue and related cost derived from the sale of product and services to eOn for the periods presented.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2009

EON COMMUNICATIONS CORPORATION

By:	/s/ Stephen R. Bowling
Stephen R. Bowling
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
23.1	Consent of Independent Audit Firm